                                                                      Exhibit 31
                                 SARBANES-OXLEY
                                   SECTION 302
                                  CERTIFICATION

                  I, George B. Lemmon, Jr., certify that:

                  1. I have reviewed this quarterly report on Form 10-Q of Owosso Corporation;

                  2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

                  3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

                  4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

                           a) Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

                           b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                           c) Disclosed in this report any change in the registrants internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

                  5. I have disclosed, based on my most recent evaluation of the internal control over financial reporting, to the registrant's auditors and audit committee of registrant's board of directors:

                           a) All significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                           b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.






         Date:    March 17, 2004
                                                /s/ George B. Lemmon, Jr.
                                                -------------------------
                                                George B. Lemmon, Jr.
                                                President and Chief Executive
                                                Officer (principal executive
                                                officer, principal financial
                                                officer and principal accounting
                                                officer) and chairman